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                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-69480 and 333-56116) of W-H Energy Services, Inc. of our report dated March 10, 2004 relating to the financial statements which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Houston, TX
March 12, 2004